Exhibit 99.1

EEI Financial Conference November 11 - 13, 2014 Content How it Works Investment Upsides Partners Passion to improve

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods. Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings. 1

2 HOW IT WORKS -- Why Invest? . . . . . . . . next 10 years brighter than last. Supported By UPSIDES create headroom PARTNERS support good regulation PASSION to improve for customers and owners Our Growth Engine Billion $15.5 More “upside” NOT yet in Plan! (2015-2024 Capex) 5% - 7% EPS growth (Investment, Sales, Cost, & DIG) (Customers, Regulators, & Policy Makers) (Value, Reliability, & Environment)

3 HOW IT WORKS -- Breakthrough Thinking . . . . . . . . provides continuously improving results! Customer Value Cost Control Engaged Employees Productivity Enhancements Most improved gas utility in customer satisfaction! About 400 employees leave and 300 are hired each year. First quartile in utilities and rank among most admired companies. Up 46% since 2006 with another 5% improvement each year!

INVESTMENT -- “Catch-Up” . . . . . . . . creating an opportunity for the next ten years. Amount (billions) $1.8 CMS Peers Restructuring Catch-Up > $1.5 per year 16% 16% 19% 14% 21% 18% Capex Liquidity Cash Flow (oper) Consumers Energy Peer Average _ _ _ _ _ a Based on June 2014 information percent of market cap Source: 10K; actual amounts through 2013 smoothed for illustration Peer Performance a 4

 Amount (bils) Generation capacity PPA replacement ROA return More RPS Gas conversions & expansion 1.0 Grid modernization 1.0 Total Opportunities $5.0 INVESTMENT -- Ten-Year Capex Plan Expanded . . . . . . . . driving long-term, organic growth, while keeping base rates well below inflation. 2015-2024 10-Year Plan Opportunity Level X Rate Base up 5% to 7% Customer base rates <2 >4 Upside? 5 Billion $15.5 $20+ Billion Opportunity $3.0

6 INVESTMENT -- Customer-Driven . . . . Clean Power $1.5 Billion Reliability $5.0 Billion . . . . and more in GAS business! Renewable energy Jackson gas plant Gas storage Propane switching Gas transmission Gas distribution Electric reliability Consumers Smart Energy Electric distribution Capacity $1.1 Billion Infrastructure $6.1 Billion Environmental Gas conversion Ludington Pumped Storage Opportunity $5.0 Billion Gas combined cycle Gas infrastructure More RPS

7 INVESTMENT -- Ten-Year Plan . . . . . . . . clear for next ten years – needed, not just wanted. Amount (bils) $ Environmental Gas Smart Energy E&G Base Maintenance $7.5 $8.0 2015 - 2019 2020 - 2024 Depreciation Depreciation Electric Reliability Renewables 10% RPS Grid Modernization New Capacity ROA Eliminated? Jackson Plant More RPS? New Capacity PPA’s Expire More Upside

INVESTMENT -- Capacity Opportunities . . . . . . . . emerging with replacements not yet in plan! ~800 MW 1,240 MW MW PPA 2,600 capacity ~30% ~8,600 MW 540 MW 410 MW Shortfall Owned 6,000 780 MW 1,200 MW Potential for ~3,000 MW of owned capacity 3,000 MW 11,000 Further Upside Owned 8,820 PPA 580 Not in plan Capacity Growth Over Next Ten Years 8 PPA’s Expire Lower customer bills

UPSIDES -- Capacity Price Increases . . . . . . . . could add value to the 700 MW “DIG” plant. Capacity price ($ kW per month) Today (mils) Future Scenarios (mils) $55 $35 +$50 Opportunity Recent Contracts Nine-year 250 MW “energy” contract at $4.06 Capacity to Consumers 25 MW/2015 at $2.32 50 MW/2016 at $4.36 < +$30 $5 Upside: Capacity and energy contracts layered in over time 9 (CONE)

UPSIDES -- Michigan’s Economic Growth . . . . . . . . among the best in the nation. Gross Domestic Product – 2010 through 2013 Source: U.S. Department of Commerce – bea.gov, real GDP 2009 chained dollars, 2013 advance and 2009 – 2012 revised, 6/12/14 Highest quintile Fourth quintile Third quintile Second quintile Lowest quintile WA 8.8 OR 17.3 CA 7.6 NV 3.2 MT 11.6 ID 5.5 WY 4.3 UT 14.5 AZ 7.6 NM 3.6 CO 10.3 ND 54.9 SD 11.3 NE 13.1 KS 9.4 OK 11.8 TX 18.9 MN 11.5 IA 10.3 MO 3.0 AR 9.4 LA 5.8 WI 7.4 IL 5.4 MS 5.2 AL 6.9 TN 8.9 MI 11.4 IN 12.1 OH 10.5 KY 9.3 VA 5.0 WV 9.2 PA 5.7 MD 5.9 DE 3.5 NJ 4.1 NY 6.5 CT 1.7 RI 5.0 NH 6.2 MA 9.8 ME 1.7 DC 3.5 HI 7.7 AK 3.2 FL 4.0 GA 5.1 SC 7.6 NC 7.4 VT 9.8 U.S. Total = 8.4% Grand Rapids 15.3% Top 10% of All “Cities” Michigan Top 10 state 10

UPSIDES -- Economic Growth . . . . . . . . another 2.5% of sales growth. Electric Gas Combination Auto 50 Food 7 Manufacturing 21 Metal 20 Petroleum 19 Plastics 19 Others 19 Betz MSU FRIB Total Up 155 Continental Dairy Durolast Roofing GM Assembly Examples of New Business Industries Dicastal North America, Inc. World’s largest maker of alloy wheels 300 new jobs $140 million investment Production begins in 2015 Recent Announcement Plasan Carbon Composites High performance auto body parts 620 new jobs $29 million investment Phased in next 3 years Recent Announcement Enbridge MACI Dart Brembo Denso WKW Post Magna-Cosma 11 MW

UPSIDES -- Sales Growth . . . . . . . . planned conservatively. Annual Electric Salesa Economic Indicators Grand Rapids Michigan U.S Building Permits* +73% +9% +8% GDP 2010 2013 15.3 11.4 8.4 Population 2010 2013 3 0 2 Unemployment (9/14) 4.9 7.2 5.9 *Annualized numbers thru September 2014 12 -5.0% -2.5% 5.0% 1.0% 8.0% 2.5% 2.0% 0.5% Industrial Total _ _ _ _ _ a Weather normalized vs prior year Total excluding Energy Optimization 2.0% 3.5% 1.5% Outlook +73%

13 UPSIDES -- Trend of O&M Cost Savings . . . . . . . . accelerated; funding investment and reducing risk. 50% -25 Lines smoothed for illustrative purposes O&M Trend vs Peers 2014 2018 Actual Plan Future Savings 2018 vs 2013 (mils) Fuel mix $ - 25 Benefits - 75 Less Expensive New Hires & Lower Headcount - 75 Smart Meters - 25 Service & Reliability Upgrades +100 2018 below 2013 $-100 Peers CMS ~6% per year 0 Inflation -7% -17% -10% ~2% per year Accelerated -25% -7% Savings -10%

14 UPSIDES -- 2014 Reinvestment Helps Customers . . . . . . . . AND provides sustainable growth for investors. 2014 Adjusted EPS (non-GAAP) Guidance +9¢ Weather 16¢ Cost savings 4 Reinvest & other (16) Total Change + 4¢ +18¢ +15¢ +4¢ Plan January March 31 June 30 September 30 December $1.78 +7%- $1.76 +6% First Nine Months EPS Third Quarter Weather (Electric) Reinvestment Total Change (6)¢ (11)¢ (5) EPS Good Choices (Gas)

15 PARTNERS -- Electric Rate Case Investment . . . . Offset Reductions 2001 Securitization . . . . largely offset by cost reductions & elimination of old securitization surcharge. “Win-Win” Rate Case Key Features New rate design Jackson Plant in rate base Investment recovery & cost reductions Request 12/14 12/15 Net Customer Rate Change New Investment A) B) C) (Big users competitive!) (Lowest price in many years!) (Industry leader!) Jackson Plant 11/15

16 PARTNERS -- New Electric Rate Design . . . . . . . . and lower fuel cost have positive impact on average electric rates. 2.5% -3.2% -1.3% -3.4% -4.8% Base Rate Fuel Recovery Net Reduction -5.0% -15.0% Industrial Commercial Residential Energy Intensive -20.0% -4.8% -0.7% -4.7% -9.8%

PARTNERS -- Election Results....

Governor's Race



Michigan's Comeback Continues

Governor Rick Snyder (R)

- Eliminated state deficit; balanced four budgets [a]
- More than 250,000 jobs since 2010;[b] best recovery in nation![a]
- Focus on affordable, reliable energy

[a] Rick for Michigan
[b] Business Leaders for Michigan

State Senate


Democrats
Republicans
38
11/-1
27/+1

State House


Democrats
Republicans
110
47/-4
63/+4

.... Governor Snyder reelected.

17

PARTNERS -- Constructive Regulation . . . . . . . . is supported by a quality Commission and a strong Law. Tier 1 State Ranking Barclays Research Michigan John Quackenbush (R), Chairman Term Ends: July 2, 2017 Greg White (I) Term Ends: July 2, 2015 Sally Talberg (I) Term Ends: July 2, 2019 Commission 18

PARTNERS -- Michigan Energy Law Update . . . . Historical test year 12-18 months regulatory lag No cap on ROA 10% renewables by 2015 Energy efficiency standards File-and-implement 10% ROA cap Adaptability Reliability Affordability Environmental protection Before 2008 TODAY 2015 Improvements . . . . builds on visionary 2008 Law! Update 19

20 PASSION TO IMPROVE -- CMS Energy . . . . . . . . building on past performance for even brighter future. Substantial Future Growth Capex (bils) O&M Reductions Sales Growth Regulatory Total Shareowner Return (5-Year Cumulative) _ _ _ _ _ Source: EEI Index Award, 5-year ended September 30, 2014 170% CMS Energy: Winner of EEI Award $6.3 (7)% +1% $7.5 (10)% +½ % Past Performance Next 5 Years Improved Law Conservative (2009-2014) (2006-2013) (2010-2013) Visionary Law Tier 1 Ranking Conservative Capacity Op!

PASSION TO IMPROVE -- Mindset . . . . . . . . drives consistent “no excuse” growth, without resets. $0.81 _ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Int’l Sale b Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 62% 60%-70% 32% 27% 14% 39% 80% 6% 6% Dividend EPS $1.66 $1.08 $1.89 $1.85 10-Year Actual 7% CAGR $1.76-$1.78 21 5% - 7% a 5% - 7%

Appendix

Growing the Gas Business . . . . . . . . accelerating investment opportunities. #4 largest gas utility in U.S. 50,000 miles of distribution pipes 1,700 miles of transmission lines 300 bcf gas storage 3.5% of all gas storage in U.S. 85,000 potential propane conversions Gas System Gas Investment Amount (bils) $ (Cumulative 5-Year Plan) Continuous Growth 23

Gas Infrastructure . . . . . . . . investing $2.4 billion over the next 5 years. New Customers Inspection Storage Compression Transmission 50,000 New customers $200 Million 1,700 Miles $100 Million 23 Wells $100 Million 800 Miles $450 Million 19,000 + Horsepower $400 Million 32 Miles $200 Million Includes conversions Commission approved Main Replacement 24

Electric Distribution . . . . Demand $ 1.0 Billion . . . . investing $2 billion over the next 5 years. Reliability $ 0.7 Billion Capacity $ 0.3 Billion Total $ 2.0 Billion Circuits In service 2,253 Upgrade 603 Transformers In service 663,044 Replace 16,175 Poles In service 1,554,309 40 years old 761,711 Replace 50,763 Meters In service 2,039,283 Replace 1,732,393 25

MISO Zone 7 Capacity . . . . . . . . shortfall expected to be 3,000 MW in 2016. As of October 2014 (in GW) 22 3 22 Reserves Demand 3 _ _ _ _ _ Source: MISO MISO Zones 7 25 26

Cleaner Generation . . . . . . . . puts us in a good position to meet carbon regulations. Cross Winds Energy Park 111 MW Jackson Plant, 540 MW Ludington Pumped Storage Plant 1,872 MW Campbell Generating Plant, 1,455 MW Karn Generating Plant, 515 MW Diverse Capacity Balanced Portfolio Renewables Lake Winds Energy Park 100 MW Capacity % Gas Clean Coal Clean Coal Renewables Pumped Storage 2005 Coal Gas Pumped Storage Renewables Oil Nuclear Purchases 10% 47% Gas & Renewables 2017 27

Capital Expenditures 28 2015-2019 2020-2024 Total 2015 2016 2017 2018 2019 Subtotal Subtotal 2015-2024 (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) New Generation (includes Renewables) $56 $222 $52 $64 $134 $528 $610 $1,138 Environmental 217 121 136 153 212 839 120 959 Gas 214 223 199 159 138 933 1,065 1,998 Smart Energy 129 172 164 43 22 530 - 530 Electric Reliability 205 184 191 279 290 1,149 2,070 3,219 Maintenance 716 636 667 758 751 3,528 4,166 7,694 Total $1,537 $1,558 $1,409 $1,456 $1,547 $7,507 $8,031 $15,538 Electric $1,018 $1,085 $910 $984 $1,073 $5,070 $5,584 $10,654 Gas 519 473 499 472 474 2,437 2,447 4,884 Total $1,537 $1,558 $1,409 $1,456 $1,547 $7,507 $8,031 $15,538

O&M Cost Control . . . . Average Annual O&M Change +6% -2% -2% Plan Conservatively Upside? _ _ _ _ _ a -8% Before reinvestment +2% CMS CMS CMS CMS CMS Future Examples Fuel Mix Benefits MW Employees 2016 Retire Coal - 950 - 300 2016 Add GCC + 540 + 20 Total -410 - 280 Future Savings (mils) $25 2002-2012 Actions completed $25 2013 EGWP, OPEB & other 50 $75 Fuel and Benefits $100 . . . . provides headroom for conservative planning ahead. CMS -1% Future Savings 2014 - 2018 Peers Peers Peers 29

Customer-Focused Reinvestment . . . . Adjusted EPS (non-GAAP) . . . . has enabled us to manage our work. 2013 2013 Cold Winter & Cost Savings $1.66 +7% 2012 Warm Winter 2012 Cost Saving +13¢ 2012 Hot Summer Reinvested earlier -13¢ 2012 Icy Late December O&M B/(W) Than Forecast (mils) Storm(total $50 M) $(37) Insurance 16 Lower contributions 9 Sales-weather 12 Total $ 0 2013 Reinvestment Reinvestment Amount EPS (mils) Electric reliability $14 3¢ Gas reliability 16 4 Generation & Corp “pull-aheads” 7 2 Service restoration cost & other 21 5 Subtotal - pre-Nov/Dec Storms $58 14¢ November Service Restoration 15 3 30

Gas and Electric Rate Cases . . . .

CMS ENERGY


2013
2014
2015
Main Features
GAS
File annual rate case
Avoided
Filed $88 M 7/01
Self-implement
Final Order
A) Investment recovery & cost reductions
B) Simple, small case
File annual rate case
Avoided
Plan to file rate case
Self-implement
Securitization Surcharge Ends $80 M
Final Order
A) Rate design
B) Jackson plant
C) Investment recovery & cost reductions
ELECTRIC
2013
2014
2015
Main Features

. . . . primarily for investment recovery with O&M offsets.

31

Sustainability . . . . . . . . Consumers Energy ranks among top energy providers in the world. Sustainalytics Overall Score 20% Improvement 80 Recent Performance Ranked 14th out of 226 energy providers worldwide Improvement in all categories: Social Environment Governance +12 +10 + 2 _ _ _ _ _ Sustainalytics is an independent research firm that provides information to investors 2013 Average 61 Points 32

Reintroduction through Smart Energy . . . . Deliberate pace of program Cellular solution (point-to-point network) 300,000 smart meters installed 99.5% meter read rate Realization of operational benefits . . . . with an opt-out rate of less than 1%. Smart Meter Technology Net Promoter Score 26 Snapshot 41 58% increase 33

Emphasis on Corporate Citizenship . . . . . . . . makes an impact on our customers and our community. Customer Satisfaction In the Community CEO John Russell welcomes Governor Rick Snyder to launch the “Anchor Initiative” in Jackson, Michigan. MIS recently became the largest company to join Consumers Energy’s Green Generation Program. (Residential Electric) 34

Electric Customer Base Diversified . . . . . . . . “autos” 5% of 2013 electric gross margin. Hemlock Semiconductor (zero margin) General Motors Nexteer Automotive Corporation Gerdau Macsteel Denso International America Meijer Packaging Corp of America State of Michigan Spectrum Health AT&T Top Ten Customers $2.1 Billion 2013 Electric Gross Margin Residential, 50% Commercial, 32% Industrial, 14% Percentage of electric gross margin is 2.5% Other 4% 2013 ranked by deliveries 35

Consumers Appears . . . . . . . . to be in a good carbon position. Carbon Tonnage Reduction (Preliminary) Million Tons of CO2 Consumers Energy 2014 2030 2020 2025 2029 Clean Power Plan Projected emission level “Implied” EPA Target 36

Generation Strategy: New Supply Sources . . . . . . . . combined cycle gas is the most attractive new source of supply. Levelized cost of new build (¢/kWh) Gas price= $3.00 $4.50 $6.00 W/ tax credit W/o tax credit W/ emission controls Today $3.00 per watt 5¢ 6¢ 7¢ 6¢ 9¢ 10¢ 12¢ 22¢ 8¢ Back -up 11¢ Back -up 6¢ Wind Combined Cycle Gas Plant Residential Solar 15¢ Future $2.00 per watt? Consumers Energy Sources 5¢ 7¢ 5.5¢ New Build Zeeland Cross Winds 6¢ Big 5 Palisades 37

Capacity Diversity . . . . . . . . evolving to cleaner generation while becoming more cost competitive. 2005 2017 2014 38

New Capacity Ops . . . . Replace PPA With New Build Full Year Impact Customer Bill Investor (mils) (EPS) 1,000 MW of PPA’s expire - $325 0 ¢ Add 1,000 MW owned capacity + 325 + 5 Impact Flat Incremental Step-up Not in Plan 2 points Build - Thetford Expand - Zeeland Buy - ? LT PPA . . . . add earnings growth, without increasing bills! + 5¢ Upside: Capacity Options 39

Operating Cash Flow Growth . . . . Amount (bils) $ Investment Cash flow before dividend _ _ _ _ _ a Non-GAAP NOLs & Credits $0.6 $0.4 $0.5 $0.4 $0.2 $0.1 $0 Gross operating cash flowa up $0.1 billion per year . . . . self-funds investment and strategy. $2.2 Interest, working capital and taxes $1.7 $2.0 $2.1 $1.8 $1.9 $1.45 $2.3 $1.55 Pct of Market Cap (as of June 2014) Cap Inv OCF CMS 13% 15% Peers 16 14 19% 18% Up $0.5 Billion 40

GAAP Reconciliation

42 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 After-tax items: Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 - Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - - Cumulative accounting changes 0.16 0.01 - - - - - - - - - Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 Mark-to-market impacts 0.03 (0.43) 0.51 Adjusted earnings per share, excluding MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA * Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock. Earnings Per Share By Year GAAP Reconciliation (Unaudited)

CMS Energy Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2013 2014 2015 2016 2017 2018 2019 Consumers Operating Income + Depreciation & Amortization $ 1,740 $ 1,810 $ 1,877 $ 1,959 $ 2,065 $ 2,186 $ 2,308 Enterprises Project Cash Flows 16 20 28 34 52 55 53 Gross Operating Cash Flow $ 1,756 $ 1,830 $ 1,905 $ 1,993 $ 2,117 $ 2,241 $ 2,361 Other operating activities including taxes, interest payments and working capital (335) (380) (355) (593) (617) (641) (661) Net cash provided by operating activities $ 1,421 $ 1,450 $ 1,550 $ 1,400 $ 1,500 $ 1,600 $ 1,700 43